                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-5565

                           SCUDDER MUTUAL FUNDS, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                      345 Park Avenue, New York, NY 10154
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       04/30/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Gold and Precious Metals Fund

Semiannual Report to Shareholders

April 30, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Because the fund concentrates its investments in securities related to gold and other precious metals, market price movements, regulatory changes and economic conditions as well as adverse political and financial factors will have a significant impact on the fund's performance. Investments in foreign securities markets are subject to additional risks including currency fluctuations, greater price volatility and less liquidity than US markets. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2005

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception June 25, 2001 are derived from the historical performance of Class S shares of the Scudder Gold and Precious Metals Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/05
Scudder Gold and Precious Metals Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	-19.63%	-4.92%	20.07%	25.10%	6.97%
Class B	-19.93%	-5.61%	19.12%	24.10%	6.11%
Class C	-19.96%	-5.63%	19.15%	24.11%	6.13%
S&P 500 Index+	3.28%	6.34%	4.24%	-2.94%	10.26%
London Bullion Market Association Gold PM Fix Price/USD++	2.39%	12.15%	12.23%	9.64%	1.12%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Gold and Precious Metals Fund — Class A [] S&P 500 Index+ [] London Bullion Market Association Gold PM Fix Price/USD++

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/05
Scudder Gold and Precious Metals Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$8,961	$16,313	$28,883	$18,485
	Average annual total return	-10.39%	17.72%	23.63%	6.34%
Class B	Growth of $10,000	$9,181	$16,702	$29,333	$18,098
	Average annual total return	-8.19%	18.65%	24.01%	6.11%
Class C	Growth of $10,000	$9,437	$16,914	$29,447	$18,129
	Average annual total return	-5.63%	19.15%	24.11%	6.13%
S&P 500 Index+	Growth of $10,000	$10,634	$11,328	$8,614	$26,562
	Average annual total return	6.34%	4.24%	-2.94%	10.26%
London Bullion Market Association Gold PM Fix Price/USD++	Growth of $10,000	$11,215	$14,137	$15,841	$11,179
	Average annual total return	12.15%	12.23%	9.64%	1.12%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The London Bullion Market Association Gold PM Fix Price/USD is the internationally published benchmark for the price of gold.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 4/30/05	$ 14.29	$ 14.17	$ 14.15
10/31/04	$ 19.53	$ 19.45	$ 19.42
Distribution Information: Six Months: Capital Gains Distributions as of 4/30/05	$ 1.66	$ 1.66	$ 1.66
Class A Lipper Rankings — Gold Oriented Funds Category as of 4/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	42	of	49	84
3-Year	4	of	41	10

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares prior to its inception October 2, 2000 are derived from the historical performance of Class S shares of Scudder Gold and Precious Metals Fund during such periods and have assumed the same expense structure during such period. Any difference in expenses will affect performance.

Average Annual Total Returns as of 4/30/05
Scudder Gold and Precious Metals Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class S	-19.53%	-4.57%	20.30%	25.35%	7.22%
Class AARP	-19.56%	-4.74%	20.32%	25.41%	7.24%
S&P 500 Index+	3.28%	6.34%	4.24%	-2.94%	10.26%
London Bullion Market Association Gold PM Fix Price/USD++	2.39%	12.15%	12.23%	9.64%	1.12%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Growth of an Assumed $10,000 Investment
[] Scudder Gold and Precious Metals Fund — Class S [] S&P 500 Index+ [] London Bullion Market Association Gold PM Fix Price/USD++

Yearly periods ended April 30
Comparative Results as of 4/30/05
Scudder Gold and Precious Metals Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$9,543	$17,408	$30,950	$20,081
	Average annual total return	-4.57%	20.30%	25.35%	7.22%
Class AARP	Growth of $10,000	$9,526	$17,418	$31,016	$20,124
	Average annual total return	-4.74%	20.32%	25.41%	7.24%
S&P 500 Index+	Growth of $10,000	$10,634	$11,328	$8,614	$26,562
	Average annual total return	6.34%	4.24%	-2.94%	10.26%
London Bullion Market Association Gold PM Fix Price/USD++	Growth of $10,000	$11,215	$14,137	$15,841	$11,179
	Average annual total return	12.15%	12.23%	9.64%	1.12%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The London Bullion Market Association Gold PM Fix Price/USD is the internationally published benchmark for the price of gold.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 4/30/05	$ 14.32	$ 14.31
10/31/04	$ 19.54	$ 19.52
Distribution Information: Six Months: Capital Gains Distributions as of 4/30/05	$ 1.66	$ 1.66
Class S Lipper Rankings — Gold Oriented Funds Category as of 4/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	39	of	49	78
3-Year	3	of	41	8
5-Year	7	of	32	22
10-Year	1	of	21	5

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended April 30, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2005
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 11/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/05	$ 803.70	$ 800.70	$ 800.40	$ 804.40	$ 804.70
Expenses Paid per $1,000*	$ 7.02	$ 10.54	$ 10.40	$ 6.31	$ 5.86
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 11/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/05	$ 1,017.01	$ 1,013.09	$ 1,013.24	$ 1,017.80	$ 1,018.30
Expenses Paid per $1,000*	$ 7.85	$ 11.78	$ 11.63	$ 7.05	$ 6.56

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S
Scudder Gold and Precious Metals Fund	1.57%	2.36%	2.33%	1.41%	1.31%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Managers Euan Leckie and Greg Foulis discuss the market environment, fund performance and their strategy in managing Scudder Gold and Precious Metals Fund during the six-month period ended April 30, 2005.

Q:  Gold stocks performed poorly during the past six months. What factors contributed to this downturn?

A:  The main factor driving the performance of gold stocks is of course the price of gold itself. In the period under review, the gold price opened at $428/oz. and rose to a 17-year high of $456 on December 2, 2004. Given that gold had touched a low of $372 on May 7, 2004, this marked a strong uptrend. From its December 2 high, the gold price fell back to a low of $410 on February 8, 2005 rallied back up to $448, and then traded in a range of $423 to $440 for the remainder of the period. On April 30, 2005 the gold price closed at $436, up modestly from the opening, but the trend — as well as market sentiment — has been down from the peak.

The main determinant of the gold price has been the movement of the US dollar. Gold tends to trade in the opposite direction of the dollar, and so far in 2005, the dollar has rallied. This strength has been spurred on by expectations that the Federal Reserve would increase interest rates faster than previously expected in order to counter increasing inflation. This trend has also been fueled by the lack of economic growth in Europe, where it has been suggested that interest rate cuts might be needed to stimulate growth. This has helped the dollar strengthen against the Euro.1

1 Higher interest rates are seen as a positive for a currency, since investors are more likely to purchase the country's bonds and must therefore purchase the currency to do so. This increase in demand is generally supportive of prices. Lower interest rates have the opposite effect.

Gold stocks have followed gold's lead, peaking just ahead of gold in late November 2004 before falling back.

However, gold stocks have underperformed gold — a trend that accelerated as the fund's semiannual reporting period drew to a close. In March and April, for instance, gold stocks — as measured by the S&P/Citigroup BMI Global Precious Metals Index2 — fell more than 14% even though the price of gold was essentially flat during this time. This disconnect is partially based in fundamentals, as evidence emerged that mining companies' production costs are increasing rapidly due in part to the high cost of energy. In addition, industry giants Newmont Mining Corp. and Placer Dome, Inc. both suffered high-profile earnings disappointments. Another key factor was the flow of short-term money into and out of the sector. Speculative cash moved into gold stocks during the sector's run-up from May through November 2004, which added fuel to the rally. But as these investors sought to take profits and move on, the resulting outflow of "hot money" placed gold stocks under pressure. While painful in the short term, such downturns can also create opportunities for longer-term investors.

2 The S&P/Citigroup BMI Global Precious Metal Index represents the precious metals' industry component of the S&P/Citigroup Global Equity family of indices, which include more than 7,000 companies in more than 50 countries. It is not possible to invest directly into an index.

Q:  How did the fund perform?

A:  The fund underperformed both its benchmark and its peer group during the semiannual reporting period. Its Class A shares returned -19.63%, compared with the 3.28% return of its primary benchmark, the S&P 500 Index. The fund's secondary benchmark, the London Bullion Market Association Gold PM Fix Price/USD, an internationally published benchmark for the price of gold, returned 2.39% during the period.

(Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 8 for the performance of other share classes and for more complete performance information.) The fund also underperformed the -15.79% average return of the 50 stocks in the Lipper Gold Oriented Funds category.3

3 The Lipper Gold Oriented Funds category represents funds that invest primarily in shares of gold mines, gold oriented mining finance houses, gold coins or bullions. It is not possible to invest directly in a Lipper category.

We are not pleased with the fund's underperformance, but we also recognize that it is mainly the result of our growth-oriented investment approach. We generally focus on companies with the potential for upgrades to their gold reserves, which will then give rise to increasing earnings, cash flows or asset valuations. Additionally, we also hold substantial positions in small and mid-size companies. We believe this strategy will help the fund generate long-term outperformance, as it has done in the past. Of course, past performance does not guarantee future results. However, in the times when gold stocks are weak and investors take a more defensive approach by emphasizing larger, more conservative companies, our focus on growth can be a negative for returns.

On the positive side, we are encouraged by the fact that cash flows in the fund were only marginally negative in the period, following a recent increase in inflows. This demonstrates that investors remained keen on the asset class even in the midst of a challenging period.

Q:  What are some specific investments that detracted from performance?

A:  The fund's position in Placer Dome, Inc. underperformed during the period, as the market was disappointed by its production results. We took advantage of this underperformance by moving from a modest underweight position to an overweight.4 We remain of the view that operations will improve, and we believe the stock is relatively inexpensive compared with its peers.

Our position in Cambior, Inc. also was an underperformer. The company has demonstrated a strong development and operating capability with its Gros Rosebel mine in Suriname, but it has tested the markets' patience with its broader corporate strategy. However, we maintain the view that the stock is undervalued, and we continue to hold it in the fund.5

4 "Overweight" means a fund holds a higher weighting in a given sector than the benchmark index; "underweight" means a fund holds a lower weighting than the benchmark.

5 "Valuation" refers to the price investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its true worth, or overvalued, which means that it trades at a more expensive price than its underlying worth.

6 A strong rand makes the company's gold more expensive to foreign buyers.

7 Since the company is not publicly traded, in which case its value would be set by the market, our holding in the company is based on a reasonable estimate of its value.

Another notable source of underperformance was a position in African Minerals Co., a private South African mining company. By "private," we are referring to the fact that the company is not publicly traded on the South African stock market. The company has been hurt by the strong South African rand, which has pressured the economic feasibility of its large but low-grade project.6 Its initial public offering has been delayed as a result, and we were compelled to reduce our estimate of the value of our holding in the company.7

Q:  What stocks helped fund performance during the period?

A:  Barrick Gold Corp. outperformed its large-cap gold peers over the period, as the market started to look ahead to the delivery of production growth from the company's two large new mines in the second half of 2005. We added Barrick to the portfolio during the period, and it is now the fund's second-largest holding.

Crystallex International Corp., a small-cap stock with a large undeveloped gold deposit in Venezuela, also delivered strong results. We established a position in the stock in 2003 on the basis of its attractive valuation. Its share price has risen as the Venezuela deposit has advanced toward development, and major project risks have been addressed by the company. Acquiring final permits is the last major hurdle ahead of scheduled development in the second half of 2005 and the beginning of gold production in 2006. We believe the stock is undervalued relative to other mine developers, and we see this gap closing as the mine moves toward production.

Another small-cap stock that rewarded us is Shore Gold, Inc., a diamond company. Shore Gold has a significant diamond prospect in Canada, where a bulk sample has shown the diamonds to be of high value. The company has a large volume of easily mined diamond-bearing rock. The project has attracted interest from large companies, with gold major Newmont Mining Corp. buying 10% of Shore recently and De Beers, the world's largest diamond producer, having diamond projects nearby. As of the close of the period, the stock was trading at almost twice what we paid at the time of our original purchase.

Q:  What is your broad view of the markets for gold as we move into the second half of the year?

A:  We believe the underlying factors regarding both the broader economic backdrop and the gold market itself support a long-term uptrend in the price of gold:

Dollar downtrend. Despite the rebound in the US dollar in the second half of the period, we believe the greenback will nevertheless continue to weaken over the longer term. The United States continues to experience growth in both its trade deficit and current account deficit, which are negatives for the dollar.8 Economists see the need for a lower dollar to correct these large financial imbalances. After the current rally is over, we expect the longer-term downtrend in the dollar to resume.

8 The current account deficit is the difference between a nation's total exports of goods, services and money transfers, and its imports of them. A large current account deficit is seen as being a negative for the currency.

Investor uncertainty. Continued instability in the world political picture has led to a measure of uncertainty among investors. While this factor was not helpful for gold during the period, a negative surprise on the political front — which could hurt the performance of the broader equity markets — could be a distinct positive for gold and gold stocks. For this reason, gold tends to be an effective way to achieve greater portfolio diversification.

Rising inflation. Higher inflation can be a positive for gold, since gold tends to hold its value better than paper money when overall price levels are rising. And inflation, at more than 3% in the United States and 4% globally, continues to creep higher. If the markets begin to perceive that global central banks are not doing enough to combat inflation, gold could benefit from its role as a safe haven.

Supportive supply-and-demand factors. The leading gold research group GFMS Limited has reported a number of trends that bode well for the market's underlying supply-and-demand picture. On the supply side, gold mine production fell 4% in 2004, sales from central bank reserves declined 19%, scrap supplies shrank, and producers eliminated hedges at record levels.9 At the same time, jewelry consumption increased 4% and consumers showed a tolerance for higher prices. Over the longer term, the emergence of a middle class in Asia bodes well for continued consumption. Taken together, these factors help provide a solid foundation for the gold price.

9 Gold companies can "hedge" — protect themselves — against falling gold prices by locking in prices on future production to ensure they receive a certain price even if market prices fall. The elimination of hedges reduces selling pressure and supply, helping prices.

We caution investors that despite these positives, further downside is possible in the short term. However, we remain positive on the long-term outlook for the price of gold and, by extension, gold stocks. We will continue to employ an investment approach that incorporates both growth and value considerations to position the fund for this potentially favorable long-term picture.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2005

Asset Allocation (Excludes Securities Lending Collateral)	4/30/05	10/31/04

Common Stocks and Warrants	97%	95%
Cash Equivalents	3%	5%
	100%	100%
Quality Distribution (As a % of Common Stocks)	4/30/05	10/31/04

Tier breakdown of the Fund's common stocks Tier I: Premier producing companies	37%	28%
Tier II: Major established producers	28%	40%
Tier III: Junior producers with medium cost production	7%	15%
Tier IV: Companies with some production on stream or in startup	19%	5%
Tier V: Primarily exploration companies with or without mineral resources	9%	12%
	100%	100%

Asset allocation and quality distribution are subject to change.

Ten Largest Equity Holdings at April 30, 2005 (53.8% of Net Assets)
1. Placer Dome, Inc.	9.2%
2. Barrick Gold Corp.	8.1%
3. Goldcorp, Inc.	6.3%
4. Newcrest Mining Ltd.	6.3%
5. Crystallex International Corp.	6.2%
6. Compania de Minas Buenaventura SA (ADR)	4.3%
7. Bema Gold Corp.	3.7%
8. Aber Diamond Corp.	3.6%
9. Cambior, Inc.	3.3%
10. Newmont Mining Corp.	2.8%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2005 (Unaudited)

	Shares	Value ($)

Common Stocks and Warrants 97.3%
Australia 9.6%
Adamus Resources Ltd.* (b)	2,750,000	1,135,823
Aquarius Platinum Ltd. (f)	635,392	2,980,590
Central Asia Gold Ltd.* (b)	4,800,000	2,448,960
Giants Reef Mining Ltd.* (b)	45,000,000	878,020
Mineral Deposits Ltd.*	3,000,000	1,407,555
Newcrest Mining Ltd.	2,302,500	26,716,711
Red 5 Ltd.* (b)	11,500,000	897,226
Sino Gold Ltd.* (f)	3,090,000	3,868,715
(Cost $36,300,909)		40,333,600
Canada 65.2%
Aber Diamond Corp.*	595,000	15,292,299
African Minerals Co. (Warrants) 144A* (g)	1,000,000	3,290,000
African Minerals Co. (Warrants) "SP" 144A* (g)	750,000	2,055,000
Anatolia Minerals Development Ltd.* (g)	700,000	656,441
Anatolia Minerals Development Ltd. (Warrants)* (g)	350,000	15,757
Anooraq Resources Corp.* (g)	2,000,000	1,843,757
Anooraq Resources Corp. (Warrants) 144A* (g)	500,000	0
Apollo Gold Corp. (Warrants) 144A* (g)	375,000	119
Barrick Gold Corp.*	1,530,000	34,149,600
Bema Gold Corp.* (f)	7,625,000	15,573,591
Bolivar Gold Corp.* (f)	1,905,900	3,241,378
Bolivar Gold Corp. (Warrants)* (g)	1,066,667	1,025,723
Bolivar Gold Corp. (Warrants)* (g)	1,650,000	1,081,817
Brazilian Diamonds Ltd.*	1,800,000	755,251
Cambior, Inc.*	6,980,000	13,479,615
Cambior, Inc. (Warrants)* (g)	922,500	337,241
Cardero Resources Corp.* (b) (g)	1,377,500	3,776,822
Centerra Gold, Inc.*	279,000	4,212,827
Crystallex International Corp.* (b)	6,895,000	25,511,500
Crystallex International Corp. (Warrants)* (b) (g)	450,000	496,650
Desert Sun Mining Corp.* (b) (g)	4,720,000	5,814,194
Desert Sun Mining Corp. (Warrants)* (b) (g)	600,000	271,795
Eldorado Gold Corp.*	2,725,000	6,496,861
FNX Mining Co., Inc.*	605,000	4,130,136
Fronteer Development Group, Inc.*	1,400,000	2,347,612
Gammon Lakes Resources, Inc.*	1,000,000	6,047,842
Gateway Gold Corp.* (b) (g)	1,700,000	1,418,581
Glamis Gold Ltd.*	170,000	2,385,918
Goldcorp, Inc.	575,000	7,440,500
Goldcorp, Inc.	1,475,000	19,118,851
Golden Star Resources Ltd.* (f)	320,000	752,000
Golden Star Resources Ltd.*	2,300,000	5,520,146
Great Basin Gold Ltd.*	4,000,000	3,337,837
Guinor Gold Corp.* (f)	11,051,400	9,134,115
Guinor Gold Corp.*	2,000,000	1,542,767
Kinross Gold Corp.*	220,000	1,177,000
Kinross Gold Corp.*	2,190,000	11,835,015
Kirkland Lake Gold, Inc. * (b)	1,379,400	4,659,024
Mexgold Resources, Inc.*	300,000	727,172
Northern Lion Gold Corp.* (b) (g)	1,119,000	471,326
Northern Orion Resources, Inc.* (f)	1,113,700	2,619,846
Orezone Resources, Inc. 144A* (g)	262,500	302,491
Peru Copper, Inc.* (g)	850,080	1,060,658
Peru Copper, Inc. (Warrants)* (g)	395,000	72,201
Placer Dome, Inc.	667,000	8,911,120
Placer Dome, Inc.*	2,250,000	30,040,531
Radius Explorations Ltd. (Warrants) 144A* (g)	400,000	18,129
Radius Gold, Inc.*	1,877,778	1,940,007
Radius Gold, Inc. (Warrants) (g)	88,889	4,586
Shore Gold, Inc.* (g)	1,164,750	3,748,897
Stornoway Diamond Corp.* (g)	1,050,000	1,134,864
Strongbow Resources, Inc.* (g)	600,000	119,208
Sunridge Gold Corp. (Warrants) 144A* (g)	100,000	2
Wolfden Resources, Inc.* (b) (g)	1,607,200	3,895,702
(Cost $302,094,119)		275,292,322
Ireland 2.7%
Celtic Resources Holdings PLC 144A* (Cost $5,477,950)	1,447,000	11,420,423
New Zealand 0.0%
Olympus Pacific Minerals, Inc.* (Cost $196,347)	556,833	125,244
Papua New Guinea 1.6%
Lihir Gold Ltd.* (f) (Cost $6,530,949)	8,100,000	6,494,370
Peru 4.3%
Compania de Minas Buenaventura SA (ADR) (Cost $21,240,459)	850,000	18,147,500
South Africa 8.3%
Anglo America Platinum Corp., Ltd.	238,000	9,387,034
AngloGold Ashanti Ltd. (ADR) (f)	250,000	7,945,000
Gold Fields Ltd. (ADR)	780,000	7,761,000
Harmony Gold Mining Co., Ltd. (ADR)* (f)	1,550,000	9,718,500
(Cost $49,079,167)		34,811,534
United Kingdom 2.7%
Kalahari Diamonds Ltd.* (g)	322,580	492,179
Lonmin PLC	320,000	5,637,275
Randgold Resources Ltd. (ADR)* (f)	450,000	5,348,250
(Cost $10,826,524)		11,477,704
United States 2.9%
International Alliance Pacific Resources, Inc. (Warrants)*	500,000	500,000
Newmont Mining Corp.	315,000	11,960,550
(Cost $14,366,406)		12,460,550
Total Common Stocks and Warrants (Cost $446,112,830)		410,563,247

Securities Lending Collateral 5.6%
Scudder Daily Assets Fund Institutional, 2.94% (d) (e) (Cost $23,609,953)	23,609,953	23,609,953

Cash Equivalents 3.2%
United States
Scudder Cash Management QP Trust, 2.81% (c) (Cost $13,650,226)	13,650,226	13,650,226
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $483,373,009) (a)	106.1	447,823,426
Other Assets and Liabilities, Net	(6.1)	(25,922,547)
Net Assets	100.0	421,900,879

* Non-income producing security.

(a) The cost for federal income tax purposes was $488,620,456. At April 30, 2005, net unrealized depreciation for all securities based on tax cost was $40,797,030. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $32,994,253 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $73,791,283.

(b) Affiliated issuers (see Notes to Financial Statements).

(c) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven day yield at period end.

(e) Represents collateral held in connection with securities lending.

(f) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2005 amounted to $21,728,577, which is 5.2% of net assets.

(g) The Fund may purchase securities that are subject to legal or contractual restriction on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

Schedule of Restricted Securities	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
African Minerals Co. (Warrants) 144A	September 2003	6,000,000	3,290,000.78
African Minerals Co. (Warrants) "SP" 144A	November 2003	6,000,000	2,055,000.48
Anatolia Minerals Development Ltd.	December 2004	1,010,324	656,441.16
Anatolia Minerals Development Ltd. (Warrants)	December 2004	24,610	15,757.00
Anooraq Resources Corp.	December 2003	2,441,301	1,843,757.44
Anooraq Resources Corp. (Warrants) 144A	December 2003	124,871	0.00
Apollo Gold Corp. (Warrants) 144A	December 2002	251,171	119.00
Bolivar Gold Corp. (Warrants)	October 2003	160,836	1,025,723.24
Bolivar Gold Corp. (Warrants)	October 2003	613,333	1,081,817.26
Cambior, Inc. (Warrants)	October 2003	625,779	337,241.08
Cardero Resources Corp.	October 2003	2,727,248	3,776,822.90
Crystallex International Corp. (Warrants)	September 2003	269,339	496,650.12
Desert Sun Mining Corp.	September 2004	5,481,067	5,814,194	1.38
Desert Sun Mining Corp. (Warrants)	September 2004	200,182	271,795.06
Gateway Gold Corp.	August 2003	3,567,499	1,418,581.34
Kalahari Diamonds Ltd.	December 2002	514,790	492,179.12
North Lion Gold Corp.	September 2004	1,224,212	471,326.11
Orezone Resources, Inc. 144A	October 2003	297,437	302,491.07
Peru Copper, Inc.	September 2004	990,656	1,060,658.25
Peru Copper, Inc. (Warrants)	September 2004	90,511	72,201.02
Radius Explorations Ltd. (Warrants) 144A	March 2004	45,435	18,129.00
Radius Gold, Inc. (Warrants)	October 2003	9,989	4,586.00
Shore Gold, Inc.	February 2004	1,775,850	3,748,897.89
Stornoway Diamonds Corp.	August 2003	1,466,663	1,134,864.27
Strongbow Resources, Inc.	August 2003	256,556	119,208.03
Sunridge Gold Corp. (Warrants) 144A	September 2003	15,243	2.00
Wolfden Resources, Inc.	May 2003	6,098,624	3,895,702.92
Total Restricted Securities			33,404,140	7.92

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2005 (Unaudited)
Assets
Investments in securities, at value: Unaffiliated issuers (cost $381,471,232) — including $21,728,577 of securities loaned	$ 344,872,903
Affiliated issuers (cost $64,641,598)	65,690,344
Investment in Scudder Daily Assets Fund Institutional (cost $23,609,953)*	23,609,953
Investment in Scudder Cash Management QP Trust (cost $13,650,226)	13,650,226
Total investments in securities, at value (cost $483,373,009)	447,823,426
Cash	1,562,253
Receivable for investments sold	7,419,105
Dividends receivable	180,274
Interest receivable	63,693
Receivable for Fund shares sold	1,264,484
Other assets	31,296
Total assets	458,344,531
Liabilities
Payable for investments purchased	11,104,250
Payable upon return of securities loaned	23,609,953
Payable for Fund shares redeemed	1,003,341
Accrued management fee	387,509
Other accrued expenses and payables	338,599
Total liabilities	36,443,652
Net assets, at value	$ 421,900,879
Net Assets
Net assets consist of: Accumulated net investment loss	(8,532,127)
Net unrealized appreciation (depreciation) on: Investments	(35,549,583)
Foreign currency related transactions	(14,892)
Accumulated net realized gain (loss)	19,069,845
Paid-in capital	446,927,636
Net assets, at value	$ 421,900,879

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2005 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share(a) ($112,054,505 ÷ 7,840,279 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 14.29
Maximum offering price per share (100 ÷ 94.25 of $14.29)	$ 15.16

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($25,889,321 ÷ 1,826,421 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 14.17

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($66,405,630 ÷ 4,692,842 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 14.15
Class AARP Net Asset Value, offering and redemption price(a) per share ($23,221,928 ÷ 1,621,810 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 14.32
Class S Net Asset Value, offering and redemption price(a) per share ($194,329,495 ÷ 13,584,286 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 14.31

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2005 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $93,788)	$ 945,751
Interest — Scudder Cash Management QP Trust	192,497
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of broker rebates	254,947
Total Income	1,393,195
Expenses: Management fee	2,449,811
Distribution service fees	666,741
Services to shareholders	513,043
Custodian and accounting fees	198,360
Directors' fees and expenses	8,257
Auditing	40,970
Legal	6,003
Reports to shareholders	23,321
Registration fees	33,431
Other	12,664
Total expenses, before expense reductions	3,952,601
Expense reductions	(8,728)
Total expenses, after expense reductions	3,943,873
Net investment income (loss)	(2,550,678)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	17,926,358
Investments — Affiliated issuers	2,144,998
Foreign currency related transactions	(60,780)
Net increase from payments by affiliates and net gains (losses) realized on the disposal of investments in violation of restrictions	—
20,010,576
Net unrealized appreciation (depreciation) during the period on: Investments	(122,651,320)
Foreign currency related transactions	(21,094)
(122,672,414)
Net gain (loss) on investment transactions	(102,661,838)
Net increase (decrease) in net assets resulting from operations	$ (105,212,516)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2005 (Unaudited)	Year Ended October 31, 2004
Operations: Net investment income (loss)	$ (2,550,678)	$ (6,574,413)
Net realized gain (loss) on investment transactions	20,010,576	76,270,760
Net unrealized appreciation (depreciation) during the period on investment transactions	(122,672,414)	(75,179,292)
Net increase (decrease) in net assets resulting from operations	(105,212,516)	(5,482,945)
Distributions to shareholders: From net investment income: Class A	—	(9,342,367)
Class B	—	(1,424,038)
Class C	—	(3,234,444)
Class AARP	—	(1,860,810)
Class S	—	(15,646,775)
From net realized gains on investment transactions: Class A	(11,968,748)	—
Class B	(2,574,801)	—
Class C	(7,010,502)	—
Class AARP	(2,658,915)	—
Class S	(20,470,757)	—
Fund share transactions: Proceeds from shares sold	117,267,988	431,618,335
Reinvestment of distributions	39,457,660	26,446,458
Cost of shares redeemed	(119,037,068)	(357,742,320)
Redemption fees	33,144	—
Net increase (decrease) in net assets from Fund share transactions	37,721,724	100,322,473
Increase (decrease) in net assets	(112,174,515)	63,331,094
Net assets at beginning of period	534,075,394	470,744,300
Net assets at end of period (including accumulated net investment loss of $8,532,127 and $5,981,449, respectively)	$ 421,900,879	$ 534,075,394

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 19.53	$ 20.66	$ 9.33	$ 6.83	$ 6.81
Income (loss) from investment operations: Net investment income (loss)[c]	(.09)	(.25)	(.18)	(.07)	.02
Net realized and unrealized gain (loss) on investment transactions	(3.49)	.37	11.57	2.63	.00***
Total from investment operations	(3.58)	.12	11.39	2.56	.02
Less distributions from: Net investment income	—	(1.25)	(.06)	(.06)	—
Net realized gain on investment transactions	(1.66)	—	—	—	—
Total distributions	(1.66)	(1.25)	(.06)	(.06)	—
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 14.29	$ 19.53	$ 20.66	$ 9.33	$ 6.83
Total Return (%)[d]	(19.63)**	.48[e]	122.10[e]	37.88	.29**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	112	146	134	8.3
Ratio of expenses before expense reductions (%)	1.57*	1.72	1.90	1.93	1.87*
Ratio of expenses after expense reductions (%)	1.57*	1.62	1.85	1.93	1.87*
Ratio of net investment income (loss) (%)	(1.00)*	(1.34)	(1.23)	(.61)	.85*
Portfolio turnover rate (%)	52*	76	80	163	113

[a] For the six months ended April 30, 2005 (Unaudited).

[b] For the period from June 25, 2001 (commencement of sales of Class A shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized **Not annualized

*** Amount is less than $.005.

Class B
Years Ended October 31,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 19.45	$ 20.55	$ 9.31	$ 6.81	$ 6.81
Income (loss) from investment operations: Net investment income (loss)[c]	(.15)	(.39)	(.27)	(.14)	.01
Net realized and unrealized gain (loss) on investment transactions	(3.47)	.36	11.51	2.64	(.01)
Total from investment operations	(3.62)	(.03)	11.24	2.50	.00
Less distributions from: Net investment income	—	(1.07)	—	—	—
Net realized gain on investment transactions	(1.66)	—	—	—	—
Total distributions	(1.66)	(1.07)	—	—	—
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 14.17	$ 19.45	$ 20.55	$ 9.31	$ 6.81
Total Return (%)[d]	(19.93)e**	(.26)[e]	120.73[e]	36.71	.00**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26	32	24	5.3
Ratio of expenses before expense reductions (%)	2.40*	2.53	2.73	2.73	2.67*
Ratio of expenses after expense reductions (%)	2.36*	2.36	2.69	2.73	2.67*
Ratio of net investment income (loss) (%)	(1.79)*	(2.08)	(2.07)	(1.41)	.05*
Portfolio turnover rate (%)	52*	76	80	163	113

[a] For the six months ended April 30, 2005 (Unaudited).

[b] For the period from June 25, 2001 (commencement of sales of Class B shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized **Not annualized

*** Amount is less than $.005.

Class C
Years Ended October 31,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 19.42	$ 20.53	$ 9.29	$ 6.81	$ 6.81
Income (loss) from investment operations: Net investment income (loss)[c]	(.15)	(.38)	(.29)	(.15)	.01
Net realized and unrealized gain (loss) on investment transactions	(3.46)	.35	11.53	2.64	(.01)
Total from investment operations	(3.61)	(.03)	11.24	2.49	.00
Less distributions from: Net investment income	—	(1.08)	—	(.01)	—
Net realized gain on investment transactions	(1.66)	—	—	—	—
Total distributions	(1.66)	(1.08)	—	(.01)	—
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 14.15	$ 19.42	$ 20.53	$ 9.29	$ 6.81
Total Return (%)[d]	(19.96)**	(.25)[e]	120.99[e]	36.77	.00**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	66	84	40	2.1
Ratio of expenses before expense reductions (%)	2.33*	2.48	2.71	2.71	2.64*
Ratio of expenses after expense reductions (%)	2.33*	2.35	2.63	2.71	2.64*
Ratio of net investment income (loss) (%)	(1.76)*	(2.07)	(2.01)	(1.39)	.08*
Portfolio turnover rate (%)	52*	76	80	163	113

[a] For the six months ended April 30, 2005 (Unaudited).

[b] For the period from June 25, 2001 (commencement of sales of Class C shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized **Not annualized

*** Amount is less than $.005.

Class AARP
Years Ended October 31,	2005[a]	2004	2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 19.54	$ 20.68	$ 9.34	$ 6.83	$ 5.30	$ 5.73
Income (loss) from investment operations: Net investment income (loss)[c]	(.07)	(.21)	(.13)	(.03)	.09	.00[d]
Net realized and unrealized gain (loss) on investment transactions	(3.49)	.37	11.56	2.62	1.46	(.43)
Total from investment operations	(3.56)	.16	11.43	2.59	1.55	(.43)
Less distributions from: Net investment income	—	(1.30)	(.09)	(.08)	(.02)	—
Net realized gain on investment transactions	(1.66)	—	—	—	—	—
Total from distributions	(1.66)	(1.30)	(.09)	(.08)	(.02)	—
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 14.32	$ 19.54	$ 20.68	$ 9.34	$ 6.83	$ 5.30
Total Return (%)	(19.56)**	.65[e]	122.72[e]	38.51	29.19	(7.50)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	32	24	4	1.02
Ratio of expenses before expense reductions (%)	1.41*	1.49	1.66	1.65	1.59	1.66*
Ratio of expenses after expense reductions (%)	1.41*	1.38	1.63	1.65	1.59	1.66*
Ratio of net investment income (loss) (%)	(.84)*	(1.10)	(1.01)	(.33)	1.40	(.11)**
Portfolio turnover rate (%)	52*	76	80	163	113	15

[a] For the six months ended April 30, 2005 (Unaudited).

[b] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.

[c] Based on average shares outstanding during the period.

[d] Amount is less than $.005 per share.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized ** Not annualized *** Amount is less than $.005.

Class S
Years Ended October 31,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 19.52	$ 20.65	$ 9.34	$ 6.83	$ 5.31	$ 6.73
Income (loss) from investment operations:
Net investment income (loss)[b]	(.06)	(.20)	(.12)	(.03)	.09	.02
Net realized and unrealized gain (loss) on investment transactions	(3.49)	.36	11.52	2.62	1.45	(1.35)
Total from investment operations	(3.55)	.16	11.40	2.59	1.54	(1.33)
Less distributions from: Net investment income	—	(1.29)	(.09)	(.08)	(.02)	—
Net realized gain on investment transactions	(1.66)	—	—	—	—	(.09)
Total distributions	(1.66)	(1.29)	(.09)	(.08)	(.02)	(.09)
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 14.31	$ 19.52	$ 20.65	$ 9.34	$ 6.83	$ 5.31
Total Return (%)	(19.53)**	.70[c]	122.39[c]	38.36	28.99	(20.08)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	194	240	248	114	96	82
Ratio of expenses before expense reductions (%)	1.31*	1.47	1.66	1.65	1.59	1.84[d]
Ratio of expenses after expense reductions (%)	1.31*	1.33	1.64	1.65	1.59	1.81[d]
Ratio of net investment income (loss) (%)	(.74)*	(1.05)	(1.02)	(.33)	1.40	.31
Portfolio turnover rate (%)	52*	76	80	163	113	15

[a] For the six months ended April 30, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.76% and 1.76%, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Gold and Precious Metals Fund (the "Fund"), is a non-diversified series of Scudder Mutual Funds, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the valve of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to an Exemptive Order issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $125,022,594 and $122,937,614, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the first $500,000,000 of the Fund's average daily net assets and 0.95% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2005, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 1.00% of the Fund's average daily net assets.

Under the Management Agreement, the Advisor has entered into a Research and Advisory Agreement with Deutsche Investments Australia Limited ("DIAL"), an affiliate of the Advisor. The Advisor compensates DIAL out of the management fee it receives from the Fund.

Effective October 1, 2003 through February 28, 2006, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50% of average daily net assets for Class A, B, C, AARP and S shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, directors and director counsel fees and organizational and offering expenses). Furthermore, for the six months ended April 30, 2005, the Advisor agreed to waive a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of Class B and C at 1.38% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend-paying agent and shareholder service agent for Class A, B and C shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying agent and shareholder service agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC and SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the six months ended April 30, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2005
Class A	$ 101,875	$ —	$ 16,493
Class B	31,368	5,292	1,037
Class C	55,968	—	12,182
Class AARP	35,511	—	11,283
Class S	157,146	—	25,301
	$ 381,868	$ 5,292	$ 66,296

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended April 30, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $133,825 of which $45,846 is unpaid at April 30, 2005.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2005
Class B	$ 107,614	$ 16,039
Class C	290,827	43,064
	$ 398,441	$ 59,103

In addition SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2005	Annualized Effective Rate
Class A	$ 148,114	$ 14,059.22%
Class B	32,460	6,401.23%
Class C	87,726	23,216.23%
	$ 268,300	$ 43,676

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2005, aggregated $61,579.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2005, the CDSC for Class B and C shares aggregated $50,555 and $29,303, respectively. A deferred sales charge of up to 1% is assessed on certain redemption of Class A shares. For the six months ended April 30, 2005, SDI received $5,790.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% of the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

Insurance Brokerage Commissions. The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has reimbursed the Fund for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $52 and $111, respectively.

D. Expense Reductions

For the six months ended April 30, 2005, the Advisor agreed to reimburse the Fund $3,436, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Transactions in Securities of Affiliated Issuers

An affiliated issuer includes any company in which the Fund has ownership of at least 5% of the outstanding voting securities. A summary of the Fund's transactions during the six months ended April 30, 2005, with companies which are or were affiliates is as follows:

Affiliate	Value ($) at October 31, 2004	Total Purchase Cost	Total Sales Cost ($)	Total Gain/ (Loss)	Shares	Value ($) at April 30, 2005
Adamus Resources Ltd.	1,516,538	72,191	—	—	2,750,000	1,135,823
Cardero Resource Corp.	4,208,949	—	282,556	169,874	1,377,500	3,776,822
Central Asia Gold Ltd.	1,906,890	341,963	—	—	4,800,000	2,448,960
Crystallex International Corp.	24,978,000	4,936,959	5,593,628	2,538,062	6,895,000	25,511,500
Crystallex International Corp. (Warrants)	636,975	—	—	—	450,000	496,650
Desert Sun Mining Corp.	5,107,932	796,802	839,844	367,563	4,720,000	5,814,194
Desert Sun Mining Corp. (Warrants)	182,005	—	—	—	600,000	271,795
Gateway Gold Corp.	1,881,533	—	—	—	1,700,000	1,418,581
Gateway Gold Corp. (Warrants)	—	—	—	(17,335)	—	N/A*
Giants Reef Mining Ltd.	3,043,546	—	612,765	416,007	45,000,000	878,020
Great Basin Gold Ltd.	6,197,991	—	—	—	4,000,000	3,337,837*
Guinor Gold Corp.	9,940,562	—	1,215,216	717,601	11,051,400	9,134,115
Guinor Gold Corp.	—	1,743,173	—	—	2,000,000	1,542,767
Kirkland Lake Gold, Inc.	7,632,712	—	109,062	64,088	1,379,400	4,659,024
Northern Lion Gold Corp.	1,217,463	—	104,441	(2,993)	1,119,000	471,326
Odyssey Resources Ltd	165,526	—	174,860	(436,922)	—	N/A*
Odyssey Resources Ltd. (Warrants)	—	—	—	(679)	—	N/A*
Queenstake Resources Ltd.	4,108,711	—	3,500,218	(2,934,736)	—	N/A*
Red 5 Ltd.	1,418,950	—	—	—	11,500,000	897,226
Red 5 Ltd. (Warrants)	4,487	—	—	(40,732)	—	N/A*
Sunridge Gold Corp.	172	—	—	—	100,000	2*
Wolfden Resources, Inc.	9,791,965	—	3,810,821	1,192,700	1,607,200	3,895,702*
Wolfden Resources, Inc. (Warrants)	120,114	—	—	112,500	—	N/A*
Total	84,061,021			2,144,998		65,690,344

F. Investing in Emerging Markets and Gold and Precious Metals Securities

Investing in gold and precious metal stocks may involve special risks and considerations, including volatility of gold and precious metal prices, not typically associated with investing in a wider diversification of industries. Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

G. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2005		Year Ended October 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,630,427	$ 46,021,144	9,712,194	$ 190,946,114
Class B	483,287	8,112,703	1,337,866	26,222,130
Class C	823,577	14,474,389	3,799,726	75,060,709
Class AARP	340,893	5,999,613	2,214,241	45,055,785
Class S	2,425,912	42,660,139	4,857,378	94,333,597
		$ 117,267,988		$ 431,618,335
Shares issued to shareholders in reinvestment of distributions
Class A	591,211	$ 10,044,684	333,766	$ 6,618,583
Class B	134,572	2,272,913	63,996	1,271,593
Class C	346,247	5,837,827	120,981	2,400,293
Class AARP	140,614	2,390,441	87,476	1,732,934
Class S	1,113,113	18,911,795	729,173	14,423,055
		$ 39,457,660		$ 26,446,458
Shares redeemed
Class A	(2,866,336)	$ (49,782,238)	(9,071,594)	$ (174,725,831)
Class B	(417,705)	(7,306,043)	(951,822)	(18,122,034)
Class C	(804,438)	(14,264,894)	(1,547,140)	(28,828,075)
Class AARP	(491,936)	(8,507,731)	(1,807,042)	(35,034,934)
Class S	(2,270,637)	(39,176,162)	(5,301,586)	(101,031,446)
		$ (119,037,068)		$ (357,742,320)
Redemption fees		$ 33,144		$ —
Net increase (decrease)
Class A	355,302	$ 6,297,625	974,366	$ 22,838,866
Class B	200,154	3,079,575	450,040	9,371,689
Class C	365,386	6,047,602	2,373,567	48,632,927
Class AARP	(10,429)	(115,620)	494,675	11,753,785
Class S	1,268,388	22,412,542	284,965	7,725,206
		$ 37,721,724		$ 100,322,473

I. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

J. Payments Made by Affiliates

During the six months ended April 30, 2005, the Advisor fully reimbursed the Fund $11,388 for losses incurred in violation of investment restrictions.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SGDAX	SGDBX	SGDCX
CUSIP Number	810904-300	810904-409	810904-508
Fund Number	419	619	719

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SGLDX	SCGDX
Fund Number	119	019
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. With respect to accounts that are jointly held, an opt-out request received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:
Scudder Investments, Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

September 2004

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Gold and Precious Metals Fund, a
                                    series of Scudder Mutual Funds, Inc.

By:                                 /s/Julian Sluyters
                                    --------------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Gold and Precious Metals Fund, a
                                    series of Scudder Mutual Funds, Inc.

By:                                 /s/Julian Sluyters
                                    --------------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2005

By:                                 /s/Paul Schubert
                                    --------------------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               June 29, 2005